Execution Version

FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
#4825252
THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of December 15, 2016 (the “Effective Date”), by and among Ensco plc, an English public limited company (the “Parent”), Pride International Inc., a Delaware corporation and indirect wholly-owned Subsidiary of the Parent (collectively, the “Borrowers”), the undersigned Banks party hereto, Citibank, N.A., as administrative agent (the “Administrative Agent”), and the Issuing Banks party hereto.
PRELIMINARY STATEMENTS
WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Issuing Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by the First Amendment dated as of September 30, 2014, the Second Amendment dated as of March 9, 2015, the Third Amendment dated as of July 1, 2016, and the Extension Agreement dated as of October 4, 2016, and as the same may be further amended, restated, increased and extended, the “Credit Agreement”; capitalized terms used herein that are not defined herein and are defined in the Credit Agreement are used herein as defined in the Credit Agreement); and
WHEREAS, the Borrowers have requested that the Banks, the Administrative Agent and the Issuing Banks modify the Credit Agreement and change certain terms thereof, and the Administrative Agent, the Issuing Banks and the Banks party hereto, which are the Majority Banks, have agreed to do so subject to the terms and conditions of this Fourth Amendment; and
WHEREAS, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto wish to execute this Fourth Amendment to evidence such agreement.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto hereby agree as follows:
Section 1.Amendment to Credit Agreement.
(a)    The definition of “Permitted Debt” in Section 1.01 of the Credit Agreement is hereby amended by replacing existing clauses (k) and (l) in their entirety with the following clauses (k), (l) and (m):
(k)    senior unsecured convertible notes in an aggregate principal amount of up to $862,500,000 issued by Ensco Jersey Finance Limited (“Jersey FinCo”) on or about December 12, 2016 (or within forty-five (45) days thereafter with respect to any portion of such notes issued pursuant to the initial purchasers’ option to purchase additional notes), so long as:

(i)    the Borrower has delivered the following items to the Administrative Agent (or its counsel), each in form and substance reasonably satisfactory to the Administrative Agent, on or prior to the date that is thirty (30) days after such issuance, or such later date as the Administrative Agent has approved in writing:
(A)    a Guaranty duly and validly executed and delivered by a duly authorized director of Jersey FinCo;
(B)    a certificate of a director or a Responsible Person of Jersey FinCo, certifying the following: (1) the resolutions of the governing body of Jersey FinCo approving all Loan Documents to which it is a party, and the transactions contemplated thereby, in each case evidencing any necessary company action, (2) the name and true signature of an agent or agents of Jersey FinCo authorized to sign each Loan Document to which Jersey FinCo is a party and any other documents to be delivered hereunder, and (3) true, correct and complete copies of the certificate of formation and limited liability company agreement (or corresponding organizational documents) of Jersey FinCo;
(C)    a certificate of good standing (or corresponding document) with respect to Jersey FinCo; and
(D)    a favorable opinion of counsel for Jersey FinCo, in such form and covering such matters as the Administrative Agent may reasonably request; and
(ii)    the net proceeds of such senior unsecured convertible notes are not used for any purpose other than the repurchase or refinancing of existing Debt and general corporate purposes;
(l)    extensions, refinancings, renewals or replacements of Debt permitted above which, in the case of any such extension, refinancing, renewal or replacement, does not increase the amount of such Debt being extended, refinanced, renewed or replaced, other than amounts incurred to pay fees and expenses reasonably incurred in connection with such extension, refinancing, renewal or replacement; provided that, with respect to any extension, refinancing, renewal or replacement of Debt originally permitted under clause (k) above, (i) the Borrower shall have delivered to the Administrative Agent a certificate of the chief executive officer, chief financial officer or treasurer of the Parent setting forth a detailed calculation of the threshold set forth in Section 5.11(a) as of the end of the most recently ended fiscal quarter, on a pro forma basis after giving effect to such extension, refinancing, renewal or replacement, and (ii) if such pro forma calculation shows that the aggregate amount of Debt of the Restricted Subsidiaries that are not Loan Parties would exceed 10% of Consolidated Tangible Net Worth, the issuer of such Debt that extends, refinances, renews or replaces Debt originally permitted under clause (k) above shall have delivered to the Administrative Agent (A) a Guaranty by such issuer and (B) the other items described in clause (k)(i) above; and
(m)    any other Debt of the Restricted Subsidiaries, provided (i) the Parent is in pro forma compliance with the financial covenant set forth in Section 6.01 (immediately after giving effect thereto), (ii) no Default or Event of Default exists at the time of the incurrence of such Debt, nor would such result therefrom, and (iii) the aggregate principal amount of such Debt of the Restricted Subsidiaries (excluding all such Debt permitted under clauses (a) through (l) above) outstanding shall not exceed, at the time of incurrence thereof, the greater of (1) $100,000,000 or (2) 10% of Consolidated Tangible Net Worth as of the last day of the most recently ended fiscal quarter for which financial statements are available.
(b)    Section 6.11(a) of the Credit Agreement is hereby amended by replacing the text reading “clause (k) of the definition of ‘Permitted Debt’” with text reading “clause (l) of the definition of ‘Permitted Debt’”.
Section 2.    Representations True; No Default. Each of the Borrowers represents and warrants that:
(a)    this Fourth Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Documents to which it is a party, constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;
(b)    the representations and warranties of such Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); and
(c)    after giving effect to this Fourth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
Section 3.    Effectiveness. This Fourth Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:
(a)    the Administrative Agent (or its counsel) has received counterparts of this Fourth Amendment duly and validly executed and delivered by duly authorized officers of each Borrower, the Administrative Agent, and the Majority Banks; and

(b)    the Borrowers shall have paid all costs and expenses which are payable pursuant to Section 9.04 of the Credit Agreement to the extent invoiced prior to the Effective Date.
Section 4.    Miscellaneous Provisions.
(a)    From and after the execution and delivery of this Fourth Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect. Each Borrower hereby agrees and acknowledges that the Administrative Agent, the Issuing Banks, and the Banks require and will require strict performance by the Borrowers of all of their respective obligations, agreements and covenants contained in the Credit Agreement, as amended hereby, and the other Loan Documents (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by the Administrative Agent, any Issuing Bank, or any Bank regarding any Default or Event of Default is intended to be or shall be a waiver thereof.  Each Borrower hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to the Administrative Agent, any Issuing Bank, or any Bank in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.
(b)    The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Fourth Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, any Issuing Bank, or any Bank with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank, or any Bank to collect the full amounts owing to them under the Loan Documents.
(c)    The Credit Agreement and this Fourth Amendment shall be read and construed as one and the same instrument.
(d)    Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Fourth Amendment.
(e)    This Fourth Amendment is a Loan Document for purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Fourth Amendment may be a Default or an Event of Default under the Loan Documents.
(f)    This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of New York.
(g)    This Fourth Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h)    The headings herein shall be accorded no significance in interpreting this Fourth Amendment.
Section 5.    Binding Effect. This Fourth Amendment shall be binding upon and inure to the benefit of the Borrowers, the Banks, the Issuing Banks and the Administrative Agent and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:

ENSCO PLC
By:	/s/ Melissa Cougle
Name:	Melissa Cougle
Title:	VP Treasury

PRIDE INTERNATIONAL, INC.
By:	/s/ David Armour
Name:	David Armour
Title:	Vice President

Signature Page to Fourth Amendment (Ensco)

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent
By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

BANKS AND ISSUING BANKS:

CITIBANK, N.A., as a Bank and an Issuing Bank
By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

Signature Page to Fourth Amendment (Ensco)

DNB CAPITAL LLC, as a Bank
By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	Vice President

By:	/s/ Sybille Andaur
Name:	Sybille Andaur
Title:	First Vice President

DNB BANK ASA, NEW YORK BRANCH, as an Issuing Bank
By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	Vice President

By:	/s/ Sybille Andaur
Name:	Sybille Andaur
Title:	First Vice President

Signature Page to Fourth Amendment (Ensco)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank and an Issuing Bank
By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

By:	/s/ Scott Flieger
Name:	Scott Flieger
Title:	Managing Director

Signature Page to Fourth Amendment (Ensco)

HSBC BANK USA, NA, as a Bank and an Issuing Bank
By:	/s/ John M. Robinson
Name:	John M. Robinson
Title:	Managing Director

Signature Page to Fourth Amendment (Ensco)

BANK OF AMERICA, N.A., as a Bank
By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Director

Signature Page to Fourth Amendment (Ensco)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank
By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Fourth Amendment (Ensco)

BNP PARIBAS, as a Bank
By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

Signature Page to Fourth Amendment (Ensco)

GOLDMAN SACHS BANK USA, as a Bank
By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

Signature Page to Fourth Amendment (Ensco)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank
By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Signature Page to Fourth Amendment (Ensco)

MORGAN STANLEY BANK, N.A., as a Bank
By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

Signature Page to Fourth Amendment (Ensco)

STANDARD CHARTERED BANK, as a Bank
By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director

Signature Page to Fourth Amendment (Ensco)